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                                  EXHIBIT 10.2

                          PLEDGE AND SECURITY AGREEMENT

         This PLEDGE AND SECURITY AGREEMENT dated as of this 7TH day of May, 2003 ("Security Agreement"), is between Visual Data Corporation, a Florida corporation (the "Company") and Frederick A. DeLuca, ("DeLuca"). Terms not otherwise defined herein shall have the same meanings ascribed to them in the Amended and Restated Loan Agreement (the "New Loan Agreement") dated as of even date herewith and attached hereto as Exhibit A.

                             PRELIMINARY STATEMENTS

         WHEREAS, DeLuca has made a loan to the Company in the amount of $1,350,000 (the "New Loan"), in consideration for which the Company has issued and delivered to DeLuca the New Loan Agreement, a Promissory Note (the "New Note"), an Account Control Agreement (the "Account Control Agreement") an Escrow Agreement (the "Escrow Agreement") and this Pledge and Security Agreement (collectively the "Agreements").

         WHEREAS, the New Loan Agreement of which the Company and DeLuca have entered into as of even date herewith, a copy of which is attached hereto as Exhibit "A", pursuant to which the Company has agreed to, among other things:
(i) add the outstanding amount under the First Note of $1,050,000 to the New Note; (ii) add the principal amount of the Bridge Loan to the New Note (iii) pay $350,000 of proceeds of the New Loan (at the discretion and direction of DeLuca) to creditors; and (iv) deposit the remaining $1,000,000 into an escrow account upon the terms and conditions set forth in this Escrow Agreement; and

         WHEREAS, The fulfillment of the terms and conditions by the Company under the New Loan Agreement and the New Note is secured by the terms of this Security Agreement.

         NOW, THEREFORE, in consideration of the mutual promises set forth herein, and in order to induce DeLuca to make the New Loan, the Company hereby agrees as follows:

         1. Grant of Security Interest and Pledge of Subsidiary Stock. DeLuca acknowledges that the rights, remedies, representations and warranties contained herein are subject to any prior secured interest in the Collateral (as defined below). Company hereby grants to DeLuca a security interest in and on all of Company's, and in and on all of the Company's subsidiaries (the "Subsidiaries") (such Subsidiaries are listed on Schedule 3 which is attached hereto), right, title and interest in and to all of the following, whether now owned or hereafter acquired or existing (the "Collateral"):

                  a. All equipment (except any leased equipment) in all of its forms, wherever located, including, without limitation, all machinery and other goods, furniture, furnishings, fixtures, office supplies and all other similar types of tangible personal property and all parts thereof and all accessions thereto, together with all parts, fittings, special tools, alterations, substitutions, replacements and accessions thereto (any and all such equipment, parts and accessions being the "Equipment");
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                  b. All inventory in all of its forms, wherever located,
including, but not limited to, (i) all raw materials and work in progress, finished goods, and materials used or consumed in manufacture or production,
(ii) goods in which Company has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which Company has an interest or right as consignee), and (iii) goods which are returned to or repossessed by Company, and all accessions thereto and products thereof and all documents and documents of title relating to or covering any of the foregoing or any other assets ("Documents") (any and all such inventory, accessions, products and Documents being the "Inventory");

                  c. All accounts, accounts receivable, deposit accounts, cash or cash equivalents, contract rights, chattel paper, instruments, acceptances, drafts, general intangibles, payment intangibles, letter-of-credit rights, commercial torts claims, deposit accounts, consignments, promissory notes and other obligations of any kind, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, together with all ledger sheets, files, records and documents relating to any of the foregoing, including all computer records, programs, storage media and computer software useful or required in connection therewith (the "Receivables"), and all rights now or hereafter existing in and to all security agreements, leases, and other contracts securing or otherwise relating to any such Receivables, and any and all such leases, security agreements and other contracts (the "Related Contracts");

                  d. All rights under all contracts or agreements to which Company is a party (other than contracts or agreements entered into prior to the date of this Agreement which by their terms expressly prohibit the granting of any lien, charge, claim or encumbrance of any nature whatsoever ("Lien") thereon; all contracts and agreements entered into by Company during the term of this Agreement shall permit the attachment of the Lien provided for under this Agreement);

                  e. All trademarks, trade names, trade styles, service marks, prints and labels on which said trademarks, trade names, trade styles and service marks have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted, all right, title and interest therein and thereto, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, or any other country or any political subdivision thereof, together with the goodwill associated therewith, and all reissues, amendments, extensions or renewals thereof and all licenses thereof (the "Trademarks");

                  f. All copyrights, copyrighted works or any item which embodies such copyrighted work of the United States or any other country, all applications therefor, all right, title and interest therein and thereto, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Copyright Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, and all derivative works, extensions or renewals thereof (the "Copyrights");
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                  g. All letters patent of the United States or any other
country, and all applications therefor, all right, title and interest therein and thereto, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, and all reissues, continuations, divisionals, continuations-in-part or extensions thereof and all licenses thereof (the "Patents");

                  8. All other tangible and intangible personal property and fixtures;

                                    9. The Stock of the Subsidiaries of the
                           Company as listed on Schedule 3 to this Agreement. Such stock certificates of the Subsidiaries will be delivered to DeLuca at the execution of this Agreement.

                  j. All proceeds of any and all of the foregoing Collateral (including, without limitation, proceeds which constitute property of the types described in clauses (a) through (i) of this Section 1) and, to the extent not otherwise included, all payments under insurance (whether or not DeLuca is the loss payees thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing items.

                  All of the terms used in the above definition of Collateral shall have the meanings given to such terms under the Uniform Commercial Code of the applicable jurisdiction as amended from time to time.

         2. Security for Obligations. Subject to any prior secured interest in the Collateral, the Collateral secures the obligations under the New Loan Agreement.

         3. Company Remains Liable. Anything herein to the contrary notwithstanding, (a) Company shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Security Agreement had not been executed, (b) the exercise by DeLuca of any of the rights hereunder shall not release Company from any of its duties or obligations under the contracts and agreements included in the Collateral, and
(c) DeLuca shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Security Agreement, nor shall DeLuca be obligated to perform any of the obligations or duties of Company thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         4. Representations and Warranties. Company represents and warrants to DeLuca as follows:

                  a. All of the Equipment and Inventory (i) were acquired in the ordinary


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course of business and (ii) are located at the places specified in Schedule 1 hereto. The chief place of business and chief executive office of Company and the office where Company keeps its records concerning Receivables are located at the address specified on Schedule 1 hereto. None of the Receivables is evidenced by a promissory note or other instrument.

                  b. Company owns the Collateral free and clear of any Lien, except for (i) the security interest created by this Security Agreement, and
(ii) capital leases obligations of approximately $75,000.

                  c. Company conducts no business under any name or trade name other than its proper corporate name except as set forth on Schedule 2.

                  d. Company has exclusive possession and control of the Equipment and Inventory.

                  e. All of Company's material Related Contracts are in full force and effect, and Company and, to Company's knowledge, the other persons to each such Related Contract have performed in all material respects their respective obligations under each such Related Contract.

                  f. Schedule 2 sets forth a complete and correct list of all Patents, Trademarks and Copyrights owned by Company on the date hereof. Company has the right to use all Patents, Trademarks, and Copyrights and all computer programs and other rights, free from materially burdensome restrictions, which are necessary for the operation of its business as presently conducted. There is not pending or threatened any claim or litigation against or affecting Company contesting the validity of any of the Patents, Trademarks or Copyrights or computer program or other right.

                  g. This Security Agreement creates a valid Lien in the Collateral, securing the obligations under the New Loan Agreement, and all other actions necessary or desirable to perfect and protect such security interest have been duly taken.

                  h. No authorization, approval or other action by, and no notice to or filing with, any governmental or regulatory agency or authority is required (i) for the grant by Company of the security interest granted hereby or
(ii) for the execution, delivery or performance of this Security Agreement by Company or (iii) for the perfection of or the exercise by DeLuca of its rights and remedies hereunder.

         5. Further Assurances.

                  a. Company agrees that from time to time, at the expense of Company, Company will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that DeLuca may reasonably


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request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable DeLuca to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Company will: (i) mark conspicuously each document and agreement included in the Collateral and, at the request of DeLuca, each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to DeLuca indicating that such Collateral is subject to the security interest granted hereby; (ii) if any Receivable shall be evidenced by a promissory note or other instrument or chattel paper, deliver such promissory note or other instrument or chattel paper to DeLuca duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to DeLuca; and (iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as DeLuca may request, in order to perfect and preserve the security interest granted or purported to be granted hereby.

                  b. Company hereby authorizes DeLuca to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Company where permitted by law. A carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                  c. Company will furnish to DeLuca from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as DeLuca may reasonably request, all in reasonable detail.

                  d. Company will defend the Collateral against all claims and demands of all persons (other than DeLuca) claiming an interest therein. Company will pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent where there is a good faith contest to the validity thereof. In connection with any such good faith contest Company will, at the request of DeLuca, promptly provide a bond, cash deposit or other security reasonably satisfactory to protect the security interest of DeLuca should such good faith contest be unsuccessful.

                  e. DeLuca acknowledges that to the extent required by any bank or lender providing purchase money financing to Company (each a "Bank", and together the "Banks"), the obligations under the New Loan Agreement will be junior in payment to all amounts due pursuant to secured loans made by such Bank(s) to Company. DeLuca shall enter into such subordination agreements as may be reasonably requested by any such Bank or Banks.

         6. As to Equipment, Inventory and Trademarks. Company shall:


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                  a. Keep the Equipment and Inventory (other than Inventory sold in the ordinary course of business) at the places therefor specified in Schedule 1 hereto or, upon 30 days' prior written notice to DeLuca, at such other places in jurisdictions where all action required by Section 5 shall have been taken with respect to the Equipment and Inventory;

                  b. Cause the Equipment necessary for the conduct of its business to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and shall forthwith, or in the case of any loss or damage to any of the Equipment as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements, and other improvements in connection therewith which are necessary or desirable to such end;

                  c. Permit DeLuca or any agent thereof to have access to the Inventory and Equipment for purposes of inspection during normal business hours and upon reasonable notice to Company;

                  d. Promptly notify DeLuca in writing of any material loss or damage to the Inventory or Equipment;

                  e. Not sell, assign, lease, mortgage, transfer or otherwise dispose of any interest in the Inventory or Equipment, except in the ordinary course of business;

                  f. Not use or permit the Inventory or Equipment to be used for any unlawful purpose or in violation of any law or for hire;

                  g. Not permit the Equipment to become a part of or to be affixed to any real property of any person;

                  h. Advise DeLuca of all Trademarks, Patents and Copyrights or applications for or registration of the same, created or obtained by Company on or after the date of this Security Agreement; and

                  i. Take all reasonable steps to maintain and enforce the Trademarks, Patents and Copyrights material to the conduct of its business, including but not limited to (1) payment of all fees, (2) prosecuting infringers if failure to do so would materially and adversely affect the business of Company and (3) diligently pursuing any application or registration material to the business of Company.

         7. Insurance.

                  a. Company shall, at its own expense, maintain insurance with respect to the Equipment and Inventory in such amounts, against such risks, in such form and with such insurers, as is reasonable for a company of like size and like business.


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                  b. Reimbursement under any liability insurance maintained by
Company pursuant to this Section 7 may be paid directly to the person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Equipment or Inventory when subsection (c) of this Section 7 is not applicable, Company shall make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance maintained by Company pursuant to this Section 7 shall be paid to Company as reimbursement for the costs of such repairs or replacements.

                  c. Upon the occurrence of an Event of Default under the New Loan Agreement, the New Note or herein (an "Event of Default"), all insurance payments in respect of such Equipment or Inventory shall be paid to DeLuca.

         8. As to Receivables.

                  a. Company shall keep the Receivables at its chief place of business and chief executive office and the office where it keeps its records concerning the Receivables, at the location therefor specified in Schedule 1 hereto or, upon 30 days' prior written notice to DeLuca, at such other locations in a jurisdiction where all action required by Section 5 shall have been taken with respect to Receivables. Company will hold and preserve such records and will permit representatives of DeLuca to inspect and make abstracts from such records.

                  b. Except as otherwise provided in this subsection (b), Company shall continue to collect, at its own expense, all amounts due or to become due to Company under the Receivables. In connection with such collections, Company may take (and, at the discretion of DeLuca, shall take) such action as Company or DeLuca may deem necessary or advisable to enforce collection of the Receivables; provided, however, that DeLuca shall have the right at any time, upon the occurrence and during the continuance of an Event of Default under the New Loan Agreement, the New Note or herein, upon written notice to Company of its intention to do so, to notify the account debtors or obligors under any Receivables of the assignment of such Receivables to DeLuca and to direct such account debtors or obligors to make payment of all amounts due or to become due to Company thereunder directly to DeLuca and, upon such notification and at the expense of Company, to enforce collection of any such Receivables, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Company might have done. After receipt by Company of the notice from DeLuca referred to in the proviso to the preceding sentence and as long as there is an Event of Default under the New Loan Agreement, the New Note or herein, (i) all amounts and proceeds (including instruments) received by Company in respect of the Receivables shall be received in trust for the benefit of DeLuca hereunder, shall be segregated from other funds of Company and shall be forthwith paid over to DeLuca in the same form as so received (with any necessary endorsement) to be held as cash collateral, or be applied as provided by Section 13(b), as determined by DeLuca, and (ii) Company shall not adjust,


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settle or compromise the amount or payment of any Receivable, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon, other than any discount allowed for prompt payment.

         9. Transfer and Other Liens. Company shall not:

                  a. Sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except in the ordinary course of business.

                  b. Except for purchase money financing liens in the ordinary course of business or statutory liens in the ordinary course of business, create or suffer to exist any Lien upon or with respect to any of the Collateral to secure debt of any person.

         10. DeLuca Appointed Attorney-in-Fact. Company hereby irrevocably appoints DeLuca as Company's attorney-in-fact, with full authority in the place and stead of Company and in the name of Company, DeLuca or otherwise, to, after the occurrence and during the continuance of an Event of Default under the New Loan Agreement, the New Note or herein, take any action and to execute any instrument which DeLuca may deem necessary or advisable to accomplish the purposes of this Security Agreement, including, without limitation:

                  a. to obtain and adjust insurance required to be paid to DeLuca pursuant to Section 7;

                  b. to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                  c. to receive, endorse, assign, and collect any and all checks, notes, drafts and other negotiable and non-negotiable instruments, documents and chattel paper, in connection with clause (a) or (b) above, and Company waives notice of presentment, protest and non-payment of any instrument, document or chattel paper so endorsed or assigned;

                  d. to file any claims or take any action or institute any proceedings which DeLuca may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of DeLuca with respect to any of the Collateral; and

                  e. to sell, transfer, assign or otherwise deal in or with the Collateral or the proceeds or avails thereof, as fully and effectually as if DeLuca were the absolute owner thereof.

                  Company hereby ratifies and approves all acts, other than those which result from DeLuca's gross negligence or willful misconduct, of DeLuca, as its attorney in-fact,


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pursuant to this Section 10; and DeLuca, as its attorney in-fact, will not be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law other than those which result from DeLuca's gross negligence or willful misconduct. This power, being coupled with an interest, is irrevocable so long as this Security Agreement remains in effect.

                  Company also authorizes DeLuca, at any time and from time to time, after the occurrence and during the continuance of an Event of Default under the New Loan Agreement, the New Note or herein, to communicate in its own name with any party to any contract, agreement or instrument included in the Collateral with regard to the assignment of such contract, agreement or instrument and other matters relating thereto.

         11. DeLuca May Perform. If Company fails to perform any agreement contained herein, DeLuca may itself perform, or cause performance of, such agreement, and the expenses of DeLuca incurred in connection therewith shall be payable by Company under Section 14(b).

         12. DeLuca's Duties. The powers conferred on DeLuca hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, DeLuca shall not have any duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

         13. Remedies. If any Event of Default shall have occurred under the Loan Agreement, the New Note or herein, then during the continuance of such Event of Default:

                  a. DeLuca may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a DeLuca on default under the Uniform Commercial Code (the "Code") (whether or not the Code applies to the affected Collateral) and also may (i) require Company to, and Company hereby agrees that it will at its expense and upon the request of DeLuca forthwith, assemble all or part of the Collateral as directed by DeLuca and make it available to DeLuca at a place to be designated by DeLuca which is reasonably convenient to both parties and (ii) to enter the premises where any of the Collateral is located and take and carry away the same, by any of its representatives, with or without legal process, to DeLuca's place of storage, and (iii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of DeLuca's offices or elsewhere, for cash, on credit or for future delivery and upon such other terms as DeLuca may deem commercially reasonable. Company agrees that, to the extent notice of sale shall be required by law, at least five (5) days' notice to Company of the time and place of any public or private sale is to be made shall constitute reasonable notification. DeLuca shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. DeLuca may adjourn any public or private


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sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place it was so adjourned.

                  b. All cash proceeds received by DeLuca in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of DeLuca, be held by DeLuca as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to DeLuca pursuant to Section 14) in whole or in part by DeLuca against, all or any part of the obligations under the New Loan Agreement and the New Note in such order as DeLuca shall elect. Any surplus of such cash or cash proceeds held by DeLuca and remaining after the obligations under the New Loan Agreement and the New Note have been satisfied shall be paid over to Company. If the proceeds of the sale of the Collateral are insufficient to satisfy the obligations under the New Loan Agreement, the Company agrees to pay upon demand any deficiency to DeLuca.

         14. Indemnity and Expenses.

                  a. Company agrees to indemnify DeLuca from and against any and all claims, losses and liabilities arising out of or resulting from this Security Agreement (including, without limitation, enforcement of this Security Agreement), except claims, losses or liabilities resulting from DeLuca's gross negligence or willful misconduct.

                  b. Company will upon demand pay to DeLuca the amount of any and all expenses, including the reasonable fees and out of pocket disbursements of its counsel and of any experts and agents, which DeLuca may incur in connection with (i) filing or recording fees incurred in connection with this Security Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral,
(iii) the exercise or enforcement of any of the rights of DeLuca, or (iv) the failure by Company to perform or observe any of the provisions hereof. DeLuca shall not be liable to Company for damages as a result of delays, temporary withdrawals of the Equipment from service or other causes other than those caused by DeLuca's gross negligence or willful misconduct.

         15. Continuing Security Interest. This Security Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until satisfaction of the obligations under the New Loan Agreement and the New Note, (b) be binding upon Company, its successors and assigns, and (c) inure to the benefit of DeLuca and its successors, transferees and assigns. Upon the satisfaction of all obligations under the New Loan Agreement and the New Note, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Company. Upon any such termination, DeLuca will, at Company's expense, execute and deliver to Company such Uniform Commercial Code termination statements and such other documentation as Company shall reasonably request to effect the termination and release of the Liens on the Collateral.


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
         16. No Third-Party Beneficiaries. This Security Agreement shall not confer any rights or remedies upon any person other than the parties and their respective successors and permitted assigns.

         17. Entire Agreement. This Security Agreement (including the documents referred to herein) constitutes the entire agreement among the parties and supersedes any prior understandings, agreements, or representations by or among the parties, written or oral, to the extent they have related in any way to the subject matter hereof.

         18. Succession and Assignment. This Security Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. No party may assign the New Loan Agreement, this Security Agreement, or any of the rights, interests, or obligations thereunder or hereunder without the prior written approval of the other party.

         19. Counterparts. This Security Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

         20. Headings. The section headings contained in this Security Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Security Agreement.

         21. Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

         If to Company:                     Copy to:

         Visual Data Corporation            Adorno & Yoss, P.A.
         1291 SW 29th Avenue                Suite 1700
         Pompano Beach, Florida 33069       350 East Las Olas Boulevard
         Facsimile: (954) 917-6660          Fort Lauderdale, FL 33301
         Attn:  Randy Selman                Facsimile:  (954) 766-7800
                                            Attn:  Joel D. Mayersohn, Esq.

         If to DeLuca:                      Copy to:

         Frederick A. DeLuca                Legal Department
         c/o Doctor's Associates, Inc.      Doctor's Associates,Inc.
         325 Bic Drive                      325 Bic Drive


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         Milford, Connecticut  06460        Milford, Connecticut 06460
         Attn:                              (203) 876-6690

Any party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

         22. Governing Law. This Security Agreement shall be governed by and construed in accordance with the domestic laws of the State of Florida and any action shall be brought in a federal or state court located in Broward County, Florida.

         23. Amendments and Waivers. No amendment of any provision of this Security Agreement shall be valid unless the same shall be in writing and signed by both Company and DeLuca. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

         24. Severability. Any term or provision of this Security Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

         25. Construction. The parties have participated jointly in the negotiation and drafting of this Security Agreement. In the event an ambiguity or question of intent or interpretation arises, this Security Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Security Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement on the date first above written.

                                              Visual Data Corporation

                                              By:    /S/ Randy S. Selman
                                                 --------------------------
                                              Name:  Randy S. Selman
                                              Title: President

                                              /s/ Frederick A. DeLuca
                                              -----------------------------
                                              Frederick A. DeLuca


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